UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2006

CARREKER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-24201	75-1622836
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4055 VALLEY VIEW LANE
DALLAS, TEXAS	75244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 458-1981

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 12, 2006, Carreker Corporation (the “Company”) issued a press release attached hereto as Exhibit 99.1 announcing that it is in the process of exploring various strategic alternatives, and that Bear Stearns & Co. Inc. has been retained to assist in this process.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release of the Company dated June 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 12, 2006

CARREKER CORPORATION

By:	/s/ LISA K. PETERSON
Lisa K. Peterson
Executive Vice President and Chief Financial Officer